UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 27, 2004

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8815 Centre Park Drive, Suite 400

Columbia, Maryland 21045

(Address of principal executive offices)

(410) 730-9092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On October 27, 2004, the Registrant issued a press release relating to its financial results for the nine months and quarter ended September 30, 2004.  A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

The information included herein, including the exhibits, shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section.  The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

The Registrant uses non-GAAP financial measures in earnings press releases and information furnished to the Securities and Exchange Commission.  The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”).  Descriptions of these measures are set forth below.

Earnings per diluted share (“diluted EPS”), as adjusted for issuance costs associated with redeemed preferred shares

This measure is defined as diluted EPS adjusted to eliminate an accounting charge for original issuance costs associated with the redemption of preferred shares of beneficial interest (“preferred shares”).  The accounting charge pertains to a restructuring of the Company’s equity and is not indicative of normal operations.  As such, the Registrant believes that a measure that excludes the accounting charge is a useful supplemental measure in evaluating its operating performance.  The Registrant believes that diluted EPS is the most comparable GAAP measure to this measure.  A material limitation to this measure is that it does not reflect the effect of preferred share redemptions in accordance with GAAP; the Registrant compensates for this limitation by using diluted EPS and then supplementing its evaluation of that measure with the use of the non-GAAP measure.

Funds from operations (“FFO”)

Funds from operations (“FFO”) is defined as net income computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; the Registrant believes that inclusion of these development gains is in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, although others may interpret the definition differently.  Additionally, the repurchase of the Series C Preferred Units in the Operating Partnership for an amount in excess of their recorded book value was a transaction not contemplated in the NAREIT definition of FFO; the Registrant believes that the exclusion of such an amount from FFO is appropriate.

Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of real estate assets diminishes predictably over time.  NAREIT stated in its April 2002 White Paper on Funds from Operations that “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.”  As a result, the concept of FFO was created by NAREIT for the REIT industry to “address this problem.”  The Registrant agrees with the concept of FFO and believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains and losses related to sales of previously depreciated operating real estate properties and excluding real estate-related depreciation and amortization, FFO can help one compare the Registrant’s operating performance between periods.  In addition, since most equity REITs provide FFO information to the investment community, the Registrant believes that FFO is useful to investors as a supplemental measure for comparing its results to those of other equity REITs. The Registrant believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  FFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Registrant may not be comparable to the FFO presented by other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.

Basic funds from operations (“Basic FFO”)

Basic FFO is FFO adjusted to (1) subtract preferred share dividends and (2) add back GAAP net income allocated to common units in Corporate Office Properties, L.P. (the “Operating Partnership”) not owned by the Registrant.  With these adjustments, Basic FFO represents FFO available to common shareholders and common unitholders.  Common units in the Operating Partnership are substantially similar to common shares of beneficial interest in the Registrant (“common shares”); common units in the Operating Partnership are also exchangeable into common shares, subject to certain conditions.  The Registrant believes that Basic FFO is useful to management and investors due to the close correlation of common units to common shares.  The Registrant believes that net income is the most directly comparable GAAP measure to Basic FFO. Basic FFO has essentially the same limitations as FFO; management compensates for these limitations in essentially the same manner as described above for FFO.

Diluted funds from operations per share (“Diluted FFO per share”)

Diluted FFO per share is (1) Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  However, the computation of Diluted FFO per share does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Registrant believes that Diluted FFO per share is useful to investors because it provides investors with a further context for evaluating its FFO results in the same manner that investors use earnings per share in evaluating net income available to common shareholders.  In addition, since most equity REITs provide Diluted FFO per share information to the investment community, the Registrant believes Diluted FFO per share is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that diluted EPS is the most directly comparable GAAP measure to Diluted FFO per share.  Diluted FFO per share has most of the same limitations as Diluted FFO (described below); management compensates for these limitations in essentially the same manner as described below for Diluted FFO.

Diluted funds from operations (“Diluted FFO”)

Diluted FFO is Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  However, the computation of Diluted FFO does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Registrant believes that Diluted FFO is useful to management and investors because it is the numerator used to compute Diluted FFO per share, a supplementary measure used by most equity REITs.  In addition, since most equity REITs provide Diluted FFO information to the investment community, the Registrant believes Diluted FFO is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted FFO.  Since Diluted FFO excludes certain items includable in the numerator to diluted EPS, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  Diluted FFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  The Diluted FFO presented by the Registrant may not be comparable to the Diluted FFO presented by other REITs.

Diluted FFO excluding SFAS 141

Diluted FFO excluding SFAS 141 is Diluted FFO adjusted to eliminate the amortization of the value assigned to in-place operating leases of acquired properties in connection with Statement of Financial Accounting Standards No. 141, “Business Combinations” (the “SFAS 141 revenue”).  The Registrant believes that Diluted FFO excluding SFAS 141 is useful to management and investors in further evaluating its Diluted FFO since the amortization to revenue recorded in connection with SFAS 141 does not have a cash component.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to this non-GAAP measure.  Diluted FFO excluding SFAS 141 has essentially the same limitations as Diluted FFO as well as the further limitation of not including the SFAS 141 revenue in accordance with GAAP.  Management compensates for these limitations in essentially the same manner as described above for Diluted FFO.

Diluted FFO, as adjusted for issuance costs associated with redeemed preferred shares

Diluted FFO, as adjusted for issuance costs associated with redeemed preferred shares is Diluted FFO adjusted to eliminate an accounting charge for original issuance costs associated with the redemption of preferred shares of beneficial interest.  The accounting charge pertains to a restructuring of the Company’s equity and is not indicative of normal operations.  As such, the Registrant believes that a measure that excludes the accounting charge is a useful supplemental measure in evaluating its operating performance.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to this non-GAAP measure.  Diluted FFO, as adjusted for issuance costs associated with redeemed preferred shares has essentially the same limitations as Diluted FFO as well as the further limitation of not reflecting the effect of the preferred share redemption in accordance with GAAP; management compensates for these limitations in essentially the same manner as described above for Diluted FFO.

Diluted adjusted funds from operations (“Diluted AFFO”)

Diluted AFFO is Diluted FFO adjusted for the following: (1) the elimination of the effect of (a) noncash rental revenues (comprised of straight-line rental adjustments and SFAS 141 revenue) and (b) accounting charges for original issuance costs associated with redeemed preferred shares; and (2) recurring capital improvements (defined below).  The Registrant believes that Diluted AFFO is an important supplemental measure of liquidity for an equity REIT because it provides management and investors with an indication of its ability to incur and service debt and to fund dividends and other cash needs.  In addition, since most equity REITs provide Diluted AFFO information to the investment community, the Registrant believes Diluted AFFO is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted AFFO.  Since Diluted AFFO excludes certain items includable in the numerator to diluted EPS, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  In addition, see the discussion below regarding the limitations of recurring capital improvements, which is used to derive Diluted AFFO.  Diluted AFFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  The Diluted AFFO presented by the Registrant may not be comparable to similar measures presented by other equity REITs.

Recurring capital improvements

Recurring capital improvements are defined as capital improvements, tenant improvements and leasing costs associated with operating properties that are not (1) items contemplated prior to the acquisition of a property, (2) improvements associated with the expansion of a building or its improvements, (3) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class B office) or (4) capital improvements that represent the addition of something new to the property rather than the replacement of something (for example, the addition of a new heating and air conditioning unit that is not replacing one that was previously there).  The Registrant believes that recurring capital improvements is an important measure of performance for a REIT because it provides a measure of the capital improvements that the Registrant can expect to incur on an ongoing basis, which is significant to how the Registrant manages its business since these improvements are funded using cash flow from operations.  As a result, the measure provides a further indication of the cash flow from operations that was available to fund other uses.  The Registrant believes that tenant improvements, capital improvements and leasing costs associated with operating properties are the most directly comparable GAAP measures.  Recurring capital improvements does not reflect all capital expenditures incurred by the Registrant for the periods reported; the Registrant compensates for this limitation by also using the comparable GAAP measure.  The recurring capital improvements presented by the Registrant may not be comparable to the recurring capital improvements presented by other REITs.

Net operating income (“NOI”)

NOI is total revenue from real estate operations, including rental revenue and tenant recoveries and other revenue, reduced by total property expenses associated with real estate operations, including discontinued operations; total property expenses, as used in this definition, do not include depreciation, amortization or interest expense associated with real estate operations.  The

Registrant believes that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of the core real estate operations, rather than factoring in depreciation and amortization or corporate financing and general and administrative expenses; this measure is particularly useful in the opinion of the Registrant in evaluating the performance of geographic segments, same-office property groupings and individual properties.  The Registrant believes that net income is the most directly comparable GAAP measure to NOI.  The measure excludes many items that are includable in net income, including construction contract and other service operations revenues, as well as expenses including those mentioned above; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  NOI presented by the Registrant may not be comparable to NOI presented by other equity REITs that define the measure differently.

Cash net operating income (“Cash NOI”)

Cash NOI is NOI (defined above) adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and SFAS 141 revenue).  Under GAAP, rental revenue is recognized evenly over the term of tenant leases.  Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue.  Since some leases provide for periods under the lease in which rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods.  Under SFAS 141, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases.  The Registrant believes that Cash NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it makes adjustments to NOI for revenue that is not associated with cash to the Registrant.  As is the case with NOI, the measure is useful in the opinion of the Registrant in evaluating and comparing the performance of geographic segments, same-office property groupings and individual properties, although, since it adjusts for noncash items, it provides management and investors with a further indication of the Registrant’s ability to incur and service debt and to fund dividends and other cash needs.  The Registrant believes that net income is the most directly comparable GAAP measure to Cash NOI.  The measure excludes many items that are includable in net income; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  The Cash NOI that the Registrant presents may not be comparable to similar measures presented by other equity REITs.

Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes and minority interests.  The Registrant believes that EBITDA is an important measure of performance for a REIT because it provides a further tool to evaluate the Registrant’s ability to incur and service debt and to fund dividends and other cash needs that supplements the previously described non-GAAP measures and to compare the Registrant’s operating performance with that of other companies.  The Registrant believes that net income is the most directly comparable GAAP measure to EBITDA.  EBITDA excludes items that are included in net income, including some that require cash outlays; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.   It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  Additionally, EBITDA as reported by the Registrant may not be comparable to EBITDA reported by other equity REITs.

EBITDA Interest Coverage Ratio

EBITDA Interest Coverage Ratio divides EBITDA by interest expense on continuing and discontinued operations.  The Registrant believes that this ratio is a useful measure in evaluating the relationship of earnings to the total cash flow requirements for interest on loans associated with operating properties and, as such, is an important tool in the Registrant’s finance policy management.

EBITDA Fixed Charge Coverage Ratio

EBITDA Fixed Charge Coverage Ratio divides EBITDA by the sum of (1) interest expense on continuing and discontinued operations, (2) dividends on preferred shares and (3) distributions on preferred units in the Operating Partnership not owned by the Registrant.  The Registrant believes that this ratio is a useful measure in evaluating the relationship of earnings to the cash flow requirements of (1) interest expense on loans associated with operating properties and (2) dividends to preferred equity holders and, as such, is an important tool in the Registrant’s finance policy management.

Diluted FFO Payout Ratio and Diluted AFFO Payout Ratio

Diluted FFO Payout Ratio and Diluted AFFO Payout Ratio are defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Registrant divided by (2) either Diluted FFO or Diluted AFFO.  The Registrant believes that these ratios are useful to investors as supplemental measures of its ability to make distributions to investors.  In addition, since most equity REITs provide these ratios, the Registrant believes they are useful supplemental measures for comparing the Registrant to other equity REITs.  The Registrant believes that Earnings Payout Ratio is the most comparable GAAP measure.  Earnings Payout Ratio is defined as dividends on common shares divided by net income available to common shareholders.  Since Payout-FFO Diluted and Payout-AFFO Diluted are derived from Diluted FFO and Diluted AFFO, they share the limitations previously discussed for those measures; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in the balance with other GAAP and non-GAAP measures.

Debt to Undepreciated Book Value of Real Estate Assets

Debt to Undepreciated Book Value of Real Estate Assets is defined as mortgage loans payable divided by net investment in real estate presented on the Registrant’s consolidated balance sheet excluding the effect of accumulated depreciation incurred to date on such real estate.  The Registrant believes that the measure of Debt to Undepreciated Book Value of Real Estate Assets is useful to management and investors as a supplemental measure of its borrowing levels.  In addition, since most equity REITs provide Debt to Undepreciated Book Value of Real Estate Asset information, the Registrant believes that this measure is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that the measure of Debt to Total Assets, defined as mortgage loans payable divided by total assets, is the most comparable GAAP measure.  Debt to Undepreciated Book Value of Real Estate Assets excludes the effect of accumulated depreciation, other assets and other liabilities; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed with the comparable GAAP measure and other GAAP and non-GAAP measures.

Item 9.01.              Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

None

(b)           Pro Forma Financial Information

None

(c)           Exhibits

Exhibit Number	Description
99.1	Press release dated October 27, 2004 for Corporate Office Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Randall M. Griffin
	Name:	Randall M. Griffin
	Title:	President and Chief Operating Officer

	By:	/s/ Roger A. Waesche, Jr.
	Name:	Roger A. Waesche, Jr.
	Title:	Executive Vice President and
Chief Financial Officer